Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

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Filed by a party other than the registrant [ ]


Check the appropriate box:
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                       Horizon Financial Corp.
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            (Name of Registrant as Specified in Its Charter)


                       Horizon Financial Corp.
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               (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
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                  [Letterhead of Horizon Financial Corp.]

                              June 26, 1998



Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of Horizon Financial Corp. to be held at the Best Western Lakeway Inn, 714 Lakeway Drive, Bellingham, Washington, on July 28, 1998 at 2:00 p.m.,
Pacific Time.

    The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation.
Directors and officers of the Corporation, as well as a representative of Moss Adams LLP, will be present to respond to any questions our shareholders may have.

    The Corporation's consolidated financial statements, the report of the independent accountants and management's discussion and analysis of financial condition and results of operations are included in this proxy statement.

    Please sign, date and return the enclosed proxy card. If you attend the meeting, you may vote in person even if you voted by proxy previously.

    Your continued interest and support of the Corporation and Horizon Bank, a savings bank, are sincerely appreciated.

                                       Sincerely,


                                       /s/George W. Gust
                                       George W. Gust
                                       Chairman of the Board

                          HORIZON FINANCIAL CORP.
                           1500 Cornwall Avenue
                      Bellingham, Washington  98225


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held on July 28, 1998


    NOTICE IS HEREBY GIVEN THAT the 1998 Annual Meeting of Shareholders ("Meeting") of Horizon Financial Corp. ("Corporation") will be held at the Best Western Lakeway Inn which is located at 714 Lakeway Drive, Bellingham, Washington on July 28, 1998 at 2:00 p.m., Pacific Time.

    A Proxy Card and Proxy Statement for the Meeting are enclosed herewith.

    The Meeting is for the purpose of considering and acting upon:

    (1)   The election of four directors of the Corporation; and

    (2) Such other matters as may properly come before the Meeting or any adjournments thereof.

    NOTE:     The Board of Directors is not aware of any other business to come before the Meeting.

    Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Shareholders of record at the close of business on June 10, 1998, are the shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

    You are requested to fill in and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/RICHARD P. JACOBSON
                                   RICHARD P. JACOBSON
                                   SECRETARY

Bellingham, Washington
June 26, 1998

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                PROXY STATEMENT
                                      OF
                            HORIZON FINANCIAL CORP.
                             1500 Cornwall Avenue
                         Bellingham, Washington  98225
                                 (360) 733-3050

                         ANNUAL MEETING OF SHAREHOLDERS
                                  July 28, 1998

------------------------------------------------------------------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Horizon Financial Corp. ("Corporation"), the holding company for Horizon Bank, a savings bank ("Bank"), to be used at the 1998 Annual Meeting of Shareholders of the Corporation ("Meeting") which will be held at the Best Western Lakeway Inn, 714 Lakeway Drive, Bellingham, Washington, on Tuesday, July 28, 1998 at 2:00 p.m., Pacific Time. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are being first mailed to shareholders on or about June 26, 1998.

                             REVOCATION OF PROXIES
                             ---------------------

    Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Corporation or the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. An executed proxy will not be voted if a shareholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein provided they are executed. Where no instructions are indicated, executed proxies will be voted for the nominees for directors set forth below.

                   VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
                   -----------------------------------------------

    Shareholders of record as of the close of business on June 10, 1998 are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. Shareholders are not permitted to cumulate their votes for the election of directors. As of June 10, 1998, the Corporation had 7,487,648 shares of Common Stock issued and outstanding.

    The presence, in person or by proxy, of at least one-third of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. The nominees for director who receive a plurality of the votes cast by the holders of the outstanding Common Stock entitled to vote at the Meeting will be elected. Votes may be cast for or withheld from each nominee. Votes that are withheld will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. Broker non-votes will be counted for purposes of determining the existence of a quorum, but will not be counted for determining the number of votes cast with respect to the election of directors and, accordingly, will have no effect on the outcome of the election.

    If a shareholder is a participant in the Horizon Bank Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted.

    Persons and groups who beneficially own in excess of five percent of the Corporation's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Corporation, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange

Act"). Based on such reports, management knows of no person who owned more than five percent of the outstanding shares of Common Stock at June 10, 1998. The following table sets forth, as of June 10, 1998, information as to the shares of the Common Stock beneficially owned by each director of the Corporation and by all executive officers and directors of the Corporation as a group.

                              Number of Shares        Percent of Shares
Name                     Beneficially Owned (1)(2)       Outstanding
----                     -------------------------    -----------------

Directors and Named Executive Officer(4)

Robert C. Diehl                   32,794                      0.44%
Fred R. Miller                    74,470                      1.00
Maurice (Dennis) Fox              57,184                      0.76
George W. Gust                   153,813                      2.06
Frank G. Uhrig                    80,905                      1.08
L. M. (Larry) Strengholt         104,525                      1.40
Richard R. Haggen                  1,163                      0.02
Gary E. Goodman                      138                        --
V. Lawrence Evans, President
 and Chief Executive Officer     170,904                      2.29

All Executive Officers and
 Directors as a Group
 (12 persons)                    729,034                      9.75%
_______________
(1) Includes all shares owned directly by the named individuals or by the individuals indirectly through a trust or corporation, or by the individuals' spouses and minor children, except as otherwise noted. The named individuals effectively exercise sole or shared voting and investment power over these shares.
(2) Includes shares of Common Stock subject to outstanding stock options which are exercisable within 60 days after June 10, 1998.
(3) Under SEC regulations the term "named executive officer(s)" is defined to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Mr. V. Lawrence Evans was the Corporation's only "named executive officer" during the fiscal year ended March 31, 1998.


                        PROPOSAL I -- ELECTION OF DIRECTORS
                        -----------------------------------

     The Corporation's Board of Directors consists of nine directors. The Corporation's bylaws provide that directors will be elected for three-year staggered terms with approximately one-third of the directors elected each year. During March 1998, the Corporation increased the size of the Board from eight to nine members with the appointment of Gary E. Goodman as a director effective May 1, 1998. Accordingly, at the Meeting, one director will be elected to serve for a two-year term and three directors will be elected to serve for a three-year term, or until their respective successors have been duly elected and qualified. The Board of Directors has nominated for election as directors Gary E. Goodman for a two-year term and Maurice (Dennis) Fox, George W. Gust and Frank G. Uhrig, for three-year terms. Messrs. Goodman, Fox, Gust and Uhrig are each current members of the Board of Directors of the Corporation and the Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees for the terms specified in the table below. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board may reduce the number of directors to eliminate the vacancy. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED BELOW FOR DIRECTORS OF THE CORPORATION.

     The following table sets forth certain information regarding the nominees for election at the Meeting and those directors continuing in office after the Meeting.

                                           Year First Elected     Term to
             Name                 Age     or Appointed Director   Expire
             ----                 ---     ---------------------   -------

                                                 NOMINEES
                                                 --------

         Gary E. Goodman           50             1998            2000(1)
         Maurice (Dennis) Fox      53             1994            2001(1)
         George W. Gust            68             1976            2001(1)
         Frank G. Uhrig            67             1978            2001(1)

                                          CONTINUING DIRECTORS
                                          --------------------

         L. M. (Larry) Strengholt  69             1985            1999
         Richard R. Haggen         53             1994            1999
         V. Lawrence Evans         52             1990            1999
         Robert C. Diehl           59             1976            2000
         Fred R. Miller            62             1984            2000
________
(1)  Assuming the individual is elected or re-elected.

     The principal occupation of each director nominee of the Corporation for the last five years is set forth below. Unless otherwise stated, each director resides in the State of Washington.

     GARY E. GOODMAN is the refinery manager for the Tosco Refinery in Ferndale, Washington.

     MAURICE (DENNIS) FOX is the former Owner and President of HydroSwirl Manufacturing Corp.

     GEORGE W. GUST joined the Bank in 1975 and has served as the Bank's Chairman of the Board of Directors since August 1984. Mr. Gust has served as the Corporation's Chairman of the Board of Directors since October 1995.

     FRANK G. UHRIG is the manager and the majority shareholder of Yeager's Sporting Goods and Marina which sells sporting goods, boats, motors and general merchandise.

     L.M. (LARRY) STRENGHOLT is the President of Strengholt Construction Co., Inc., Lynden, Washington, a general building contractor.

     RICHARD R. HAGGEN is owner and co-chairman of the Board of Directors of Haggen, Inc., a retail grocery chain.

     V. LAWRENCE EVANS joined the Bank in 1972 and served as the Bank's Executive Vice President from 1983 to 1990. Mr. Evans has served as President of the Bank since May 14, 1990 and as Chief Executive Officer since March 26, 1991. He was elected Chairman of the Bank's Board of Directors in July 1997. Mr. Evans also serves as President and Chief Executive Officer of the Corporation.

     ROBERT C. DIEHL is the President and General Manager of Diehl Ford, Inc., an automobile dealership.

     FRED R. MILLER is the retired and former owner and President of the Skagit Bonded Collectors, Inc., Mount Vernon, Washington.

            MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
            -------------------------------------------------

     The Boards of Directors of the Corporation and the Bank conduct their business through meetings of the Boards and through their committees. During fiscal 1998, the Board of Directors of the Corporation held eight meetings. No director of the Corporation attended fewer than 75% of the total number of meetings of the Board of Directors and committees on which the director served.

     The full Board of Directors of the Corporation acts as a Nominating Committee for the annual selection of its nominees for election as directors. The Corporation's Bylaws provide that any nomination to the Board of Directors (except one proposed by the existing Board of Directors of the Corporation) must be in writing and delivered or mailed to the Chairman of the Board of the Corporation at least 20 days prior to the meeting of shareholders called for the election of directors. The Board of Directors met once during the 1998 fiscal year in its capacity as the Nominating Committee.

     The Executive Committee of the Corporation is composed of Directors Evans, Gust and Miller. This Committee meets at least monthly to advise management of the Corporation between monthly meetings of the Board of Directors. The Executive Committee met 12 times during the 1998 fiscal year.

     The Audit Committee of the Corporation is composed of Directors Diehl, Goodman, Haggen and Strengholt. The Audit Committee is responsible for examining and evaluating the activities of the Corporation and reporting its findings to the Board. This examination determines the reliability of information produced on behalf of the Corporation and the effectiveness of internal practices and procedures and the efficiency of operations. The Audit Committee also assists the Board in the selection of independent accountants. The Audit Committee met five times during the 1998 fiscal year.

     The Compensation and Retirement Committee is composed of Directors Diehl, Gust and Miller. This Committee makes recommendations to the Board of Directors concerning corporation compensation packages and retirement plans. The Compensation and Retirement Committee met one time during the 1998 fiscal year.

                          DIRECTORS' COMPENSATION
                          -----------------------

     Each director of the Corporation is also a director of the Bank. Directors of the Corporation received no additional compensation for attendance at any meeting of the Corporation's Board of Directors or committees thereof during the 1998 fiscal year. Members of the Bank's Board of Directors receive an annual retainer of $7,800 and $300 for attendance at each Board meeting. The Chairman of the Board receives an additional $400 for attendance at each Board meeting. Directors also receive $225 for each committee meeting attended held on the day of a regular meeting or a special board meeting held by telephone conference call, and $225 for attendance at a special board meeting or a committee meeting held on a day other than the day of a regular board meeting. Members of the Executive Committee receive $375 for each monthly meeting attended. Employees of the Bank who are also directors do not receive compensation for their attendance at any board committee meetings.

                          EXECUTIVE COMPENSATION
                          ----------------------

     Summary Compensation Table. The following table sets forth the compensation received by the named executive officer for each of the three fiscal years ended March 31, 1998. All compensation is paid by the Bank.

                                                         Long-Term
                                                       Compensation
                              Annual Compensation         Awards
                       --------------------------------   ------
                                                 Other
                                                 Annual             All
                                                 Compen-           Other
Name and                                         sation   Options  Compen-
Position               Year  Salary($) Bonus($) ($)(1)     (#)    sation($)
--------               ----  --------- -------- -------   ------  -------
V. Lawrence Evans      1998  $168,000  $25,018    --        --    19,136(2)
 President and Chief   1997   162,000   24,611    --        --    18,775
 Executive Officer     1996   128,592   25,973    --      15,000  11,726
----------
(1) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(2) Includes contributions to the Bank's ESOP of $7,358 and to the Bank's Retirement Savings and Investment Plan ("401(k) Plan") of $9,835.

     Option Exercise/Value Table. The following information with respect to options exercised during the fiscal year ended March 31, 1998, and remaining unexercised at the end of the fiscal year, is presented for Mr. Evans.


                                         Number of
                                         Securities        Value of
                                         Underlying       Unexercised
                                         Unexercised     In-the-Money
                                           Options         Options
                    Shares                at Fiscal        at Fiscal
                    Acquired             Year End(#)      Year End($)
                     On       Value    ----------------  ----------------
                    Exer-     Real-    Exer-    Unexer-  Exer-    Unexer-
Name                cise(#)  ized($)   cisable  cisable  cisable  cisable
----                -------  -------   ------   -------  -------- -------
V. Lawrence Evans   14,250  $140,056   63,524    5,750   $630,863 $44,653

     Employment Agreements. The Corporation and the Bank are parties to an employment contract with Mr. Evans. The agreement renews automatically for an additional one year term until either of the parties notifies the other in writing of its intent not to renew the contract. Under the agreement, Mr. Evans' current annual base compensation is $168,000. In addition, Mr. Evans is entitled to participate in and to receive all benefits which are applicable to the Corporation's executive employees. The agreement also provides for compensation to be paid to Mr. Evans in the event of his disability, termination without cause or in the event of a change in control of the Corporation. In the event of a change in control (as defined in the agreement), Mr. Evans would be entitled to receive an amount equal to 2.99 times the average annual base compensation received prior to the date of change of control for the most recent five taxable years. Assuming that a change in control had occurred during fiscal 1998, Mr. Evans would have been entitled to a cash payment equal to approximately $415,071 based on his current annual compensation.

     Deferred Compensation Plan. The Bank has established a deferred compensation plan for certain of its officers, including Mr. Evans. The plan provides for additional retirement benefits payable over a 12 to 17 year period following retirement. In connection with the funding of the Bank's obligation under the plan, the Bank has acquired life insurance policies on the lives of plan participants. Deferred compensation expense for Mr. Evans amounted to $33,430, $127,630 and $32,000 in 1998, 1997 and 1996,
respectively.
                                   5

     Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

     Report of the Compensation Committee. The Compensation Committee's duties are to recommend and administer policies that govern executive compensation for the Corporation and the Bank. The Compensation Committee evaluates executive performances, compensation policies and salaries. The Compensation Committee recommends salaries to be paid to each executive officer. The entire Board of Directors reviews the Compensation Committee's recommendations as to executive compensation, including the Chief Executive Officer, and sets these salaries.

     The executive compensation policy of the Corporation and the Bank is designed to establish an appropriate relationship between executive pay and the Corporation's and the Bank's annual and long-term performance, long-term growth objectives, and their ability to attract and retain qualified executive officers. The principles underlying the program are:

   . To attract and retain key executives who are vital to the long-term success of the Corporation and the Bank and are of the highest caliber;

   . To provide levels of compensation competitive with those offered throughout the financial industry; and

   . To motivate executives to enhance long-term stockholder value by building their ownership in the Corporation.

     The Committee also considered a variety of subjective and objective factors in determining the compensation package for individual executives including (1) the performance of the Corporation and the Bank as a whole with an emphasis on annual and long-term performance, (2) the responsibilities assigned to each executive, and (3) the performance of each executive of assigned responsibilities as measured by the progress of the Corporation and the Bank during the year.

     Another factor the Compensation Committee (and the Board of Directors) considered when making their decisions was the overall profitability of the Corporation and Bank, rather than establishing compensation levels on the basis of whether specific financial goals had been achieved by the Corporation and the Bank.

     Based on the various factors discussed above, the salary for V. Lawrence Evans was increased 3.7% to $168,000 for fiscal 1998, compared to his salary of $162,000 in the prior year. The bonus paid to Mr. Evans in each of these years is based on the profitability of the Bank, using the same formula that applies to all employees vested in the Bank's cash profit sharing program. The Compensation Committee believes that Mr. Evans' compensation, and management compensation levels as a whole, appropriately reflect the application of the Corporation's and the Bank's executive compensation policy and the progress of the Corporation and the Bank.

                                       Compensation Committee

                                       George W. Gust
                                       Robert C. Diehl
                                       Fred R. Miller

     Compensation Committee Interlocks and Insider Participation. The Compensation Committee of the Board of Directors consists of Directors George
W. Gust, Robert C. Diehl and Fred R. Miller. During fiscal 1998, there were no compensation committee interlocks between the Corporation and any other entity.

     Performance Graph. The following graph compares the cumulative total shareholder return on the Corporation's Common Stock with the cumulative total return on the Nasdaq Index and the SNL Western Thrift Index, which encompasses ten western states. Total return assumes reinvestment of all dividends.

                                        Period Ending
                      -----------------------------------------------
Index                 3/31/93 3/31/94 3/31/95 3/31/96 3/31/97 3/31/98
---------------------------------------------------------------------
Horizon Financial     $100.00 $ 98.70 $ 90.62 $ 93.95 $128.24 $187.05
  Corp.
Nasdaq - Total U.S.    100.00  107.94  120.07  163.03  181.21  275.21
SNL Thrifts (Western)  100.00   84.47   92.63  134.65  192.63  314.34
  Index

                  COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
                  -------------------------------------------------

     Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC within prescribed time periods. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that during the fiscal year ended March 31, 1998 all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

                             TRANSACTIONS WITH MANAGEMENT
                             ----------------------------

     Under federal law, officers and directors of the Bank are generally prohibited from receiving any loan or extension of credit at other than market rates and terms.

                                     AUDITORS
                                     --------

     Moss Adams LLP served as the Corporation's auditors for the 1998 fiscal year. The Board of Directors currently anticipates appointing Moss Adams LLP to be its auditors for the 1999 fiscal year. A representative of Moss Adams LLP will be present at the Meeting to respond to questions from shareholders and will have the opportunity to make a statement if he or she so desires.


                                   OTHER MATTERS
                                   -------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telephone at their regular salary or hourly compensation.

     The Corporation's 1998 Annual Report to Shareholders has been mailed to all shareholders of record as of the close of business on June 26, 1998. Any shareholder who has not received a copy of such annual report may obtain a copy without charge by writing the Corporation. Such annual report is not to be treated as part of the proxy solicitation material nor having been incorporated herein by reference.

                              SHAREHOLDER PROPOSALS
                              ---------------------

     In order to be eligible for inclusion in the proxy solicitation materials of the Corporation for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the

Corporation's main office at 1500 Cornwall Avenue, Bellingham, Washington, no later than February 19, 1999. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/RICHARD P. JACOBSON
                                   RICHARD P. JACOBSON
                                   SECRETARY

Bellingham, Washington
June 26, 1998

     A COPY OF THE ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD AS OF JUNE 10, 1998, UPON WRITTEN REQUEST TO RICHARD P. JACOBSON, SECRETARY, HORIZON FINANCIAL CORP., 1500 CORNWALL AVENUE, BELLINGHAM, WASHINGTON 98225.

                                 REVOCABLE PROXY
                             HORIZON FINANCIAL CORP.

                         ANNUAL MEETING OF SHAREHOLDERS
                                  July 28, 1998

     The undersigned hereby appoints the Executive/Proxy Committee of the Board of Directors of Horizon Financial Corp. ("Corporation") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting"), to be held at the Best Western Lakeway Inn, 714 Lakeway Drive, Bellingham, Washington, on Tuesday, July 28, 1998, at 2:00 p.m., Pacific Time, and at any and all adjournments thereof, as follows:

                                                                       VOTE
                                                               FOR   WITHHELD


         I.    The election as directors of the nominees      [   ]    [   ]
               listed below (except as marked to the
               contrary below).

               Gary E. Goodman
               Maurice (Dennis) Fox
               George W. Gust
               Frank G. Uhrig


               INSTRUCTIONS: To withhold your vote for any individual nominees, write the nominee's name on the line below.





The Board of Directors recommends a vote "FOR" the listed proposition.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO APPROVAL OF THE MINUTES OF THE PRIOR MEETING OF SHAREHOLDERS, THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 1998 ANNUAL MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Corporation, prior to the execution of this proxy, of Notice of the Annual Meeting, a proxy statement for the Annual Meeting and an Annual Report to Shareholders.



Dated:                     , 1998
      ---------------------



---------------------------------           ---------------------------------
PRINT NAME OF SHAREHOLDER                   PRINT NAME OF SHAREHOLDER


---------------------------------           ---------------------------------
SIGNATURE OF SHAREHOLDER                    SIGNATURE OF SHAREHOLDER





Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required, but each holder should sign, if possible.






PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.